Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes

6. Income Taxes

For the years ended December 31, 2011 and 2012, there was no current provision for federal or state income taxes due to the taxable losses which resulted or use of legacy net operating loss carryforwards.

The significant components of the Company’s deferred tax assets (liabilities) were as follows:

	December 31,
	2011	2012
Deferred income tax assets:
Federal U.S. net operating loss carryforward	$37,825,639	$35,330,167
State net operating loss carryforward	4,493,151	3,521,722
Research and development credit, net	2,777,899	2,777,899
Orphan drug credit, net	11,507,811	19,039,613
Deferred rent	5,194,408	5,218,002
Deferred revenue	12,924,462	9,379,064
Depreciation	1,515,510	1,247,772
Other	1,551,356	1,575,782

Gross deferred income tax assets	77,790,236	78,090,021
Valuation allowance	(77,302,928)	(78,090,021)

Net deferred income tax assets	487,308	—
Deferred tax liabilities:
Other	(487,308)	—

Gross deferred income tax liabilities	(487,308)	—
Net deferred income tax asset/(liability)	$—	$—

The Company recognizes valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. In assessing the likelihood of realization, management considers (i) future reversals of existing taxable temporary differences; (ii) future taxable income exclusive of reversing temporary difference and carryforwards; (iii) taxable income in prior carryback years if carryback is permitted under applicable tax law; and (iv) tax planning strategies. The Company’s net deferred income tax asset is not more likely than not to be utilized due to the lack of sufficient sources of future taxable income and cumulative book losses which have resulted over the years. The net increase in the valuation allowance in 2012 is due to the fact the Company generated book and taxable income in the current year; therefore, the net deferred tax asset amount decreased, although, the Company generated significant orphan drug credits which increased the net deferred tax asset. The increase in the orphan drug credits offset by the current year income amount resulted in a net current year increase to the valuation allowance.

The Company has reported book losses from inception through December 31, 2010. The net operating loss carryforwards of approximately $100.9 million for U.S. federal and approximately $64.2 million for state will expire in various years beginning in 2023 through 2030. In addition, the Company has U.S. federal tax credits of $21.8 million which will expire in various years beginning in 2020 through 2032. During the nine months ended September 30, 2013, the Company corrected an immaterial error of approximately $1.2 million related to state net operating loss carryforwards. The correction of the immaterial error resulted in a reduction to the state net operating loss carryforward deferred tax asset and corresponding valuation allowance. The immaterial error and the related correction of the error had no effect on the balance sheet, statements of operations and comprehensive income (loss) or statements of cash flows.

The use of the Company’s net operating loss and tax credit carryforwards in future years are restricted due to changes in the Company’s ownership and tax attributes acquired by the Company in a purchase. As of December 31, 2012, $10.6 million of the Company’s net operating losses are limited for use over the years 2013 – 2027 in which a range of such amounts could be utilized on an annual basis of $0.2 million to $2.1 million. The remaining $90.3 million of net operating losses is not limited and can be offset against future taxable income. Additionally, despite the net operating loss and credit carryforwards, the Company may have a future tax liability due to an alternative minimum tax or state tax requirements.

The reconciliation of the reported estimated income tax benefit to the amount that would result by applying the U.S. federal statutory tax rate to the net income is as follows:

	Year Ended December 31,
	2011	2012
United States federal tax at statutory rate	$2,350,992	$2,926,615
State taxes (net of federal benefit)	1,480,185	1,460,289
Deferred income tax adjustments	—	(512,375)
Orphan drug credit, net	(7,056,607)	(4,895,671)
Equity based compensation	725,811	279,165
Fair value adjustment of preferred stock warrant liability	(496,208)	(52,743)
Other permanent items	4,696	7,627
Change in valuation allowance	2,991,131	787,093

Income tax expense/(benefit)	$—	$—

The change in unrecognized tax benefits, for the years ended December 31, 2011 and 2012, were as follows:

	2011	2012
Beginning balance	$1,246,025	$1,533,986
Increases/(decreases) for current year tax positions	287,961	58,371
Increases/(decreases) for prior year tax positions	—	—
Decreases as a result of expiration of statute of limitations	—	—

Total	$1,533,986	$1,592,357

As of December 31, 2011 and 2012, of the total gross unrecognized tax benefits, approximately $1,105,256 and $1,140,067 would favorably impact the Company’s effective income tax rate, respectively. Although, due to the Company’s determination that the deferred income tax asset would not more likely than not be realized, a valuation allowance would be recorded, therefore, zero net impact would result within the Company’s effective income tax rate. The Company’s uncertain income tax position liability has been recorded to deferred income taxes to offset the tax attribute carryforward amounts.

For the years ended December 31, 2012 and 2011, the Company has not recognized any interest or penalties related to the uncertain income tax positions due to the fact such position is related to tax attribute carryforwards which have not yet been utilized. The Company does not expect its unrecognized income tax position to significantly decrease within the next twelve months.

The Company’s U.S. Federal and state income tax returns from 2001 to 2012 remain subject to examination by the tax authorities. The Company’s 2001 through 2007 years remain open for examination, even though the statute of limitations has expired, due to the net operating losses and credits carried forward for use in prospective years.